Exhibit 99.1

Investor Presentation

June 2005

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80 Years of Commitment to Health

Safe Harbor Statement

Statements contained in this presentation, which are not historical facts, are forward looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, product demand, pricing, market acceptance, changing economic conditions, risks in product and technology development, the effect of the company's accounting policies and other risk factors. These and other risk factors are discussed in periodic 10-KSB and 10-QSB documents filed by the company with the Securities and Exchange Commission. Statements made in this presentation are made as of information currently available to management. The company disclaims any duty to update such statements even if changes show indicated results or events will not be realized.

Who is InB:

Integrated BioPharma, Inc. (InB) is a life sciences company serving the biopharma and nutraceutical markets through its wholly-owned subsidiaries. InB is known for:

o Innovative natural compounds

o Integrated discovery, development and manufacturing

o Intellectual property

o Patented processes

InB offers innovative life science solutions

Vision

We aspire to become a world class, fully integrated biopharmaceutical company, capable of the full spectrum of discovery of new compounds, clinical trials, manufacturing, and marketing these products, while continuing to grow and harvest cash flows from our expanding nutraceutical businesses, thereby limiting future capital requirements.

Corporate Snapshot

o Traded on AMEX: INB

o Market Capitalization: $66.8MM*

o Common Stock Outstanding 12.6MM*

o Cash $2.9MM*

o Total assets $31.2MM*

o Working capital $21.8MM*

o Revenues $21.3MM*

nine months ended

* As of March 31, 2005

Organizational Structure

Integrated Biopharma, Inc.

Biopharma	Nutraceuticals

InB: Biotechnologies, Inc.	AgroLabs, Inc.
InB: Hauser Pharmaceutical Services, Inc.	Manhattan Drug Company
InB: Paxis Pharmaceuticals, Inc.	Chem International, Inc.
IHT Health Products, Inc.
Vitamin Factory

Biopharma

InB:Biotechnologies, Inc. - discovery, creation, and development of biopharma products from plants

Intellectual property estate includes:

o Rapid production system
     - Transgenic and transient gene expression (TGE)

o Effective isolation technologies oSpecific products
     - Vaccines
     - Therapeutic proteins, including monoclonal antibodies and human growth hormone

Biopharma Pipeline

Project	Product	Target	Current Status Milestones

AV154	Oral Anthrax vaccine	Bacillus anthracis spores	Pre-clinicals Anticipated human clinical trial in 2006 at Walter Reed

PhytoSel	Organo-selenium for adjuvant therapy	Reduction of chemotherapy side effects of capecitabine and irinotecan	Registered Commercial product Anticipated human clinical trial in 2006

HGH331	Human growth hormone	Dwarfism	Pre-clinicals Seeking pharmaceutical partnership

FV124	Flu vaccine	Flu	Discovery phase

Biopharma

InB:Hauser Pharmaceutical Services, Inc. - research, process development, analytical services, manufacturing compliance services, and consulting

InB:Paxis Pharmaceuticals, Inc. - state-of-the-art manufacturing facility; currently producing the active pharmaceutical ingredient (API) Paclitaxel used in treating breast, ovarian, and lung cancer

Nutraceuticals

o InB is experienced in nutraceuticals, with a history of over 80 years in the business

o Nutraceuticals were InB's core, and the platform used to propel the company into the biopharma industry

o InB can create, develop, manufacture, market and sell nutraceutical products worldwide

Nutraceuticals

o AgroLabs, Inc. markets and distributes the Naturally Aloe, Naturally Noni, and Avera Sport; most recent growth driver for InB

o Manhattan Drug Company manufactures and sells nutritional supplements including vitamins, minerals and herbal products

o Three other subsidiaries
     - sell and distribute fine chemicals, vitamins, amino acids, herbal extracts, food and cosmetic products
     - direct to consumer mail order and internet

Technology Licenses

o Fraunhofer USA, Center for Molecular Biology - technology licensing acquisition of state of the art systems for production of biopharma products in plants

o US Naval Medical Research Center and Fraunhofer - CRADA for anthrax vaccine for homeland security

o Federal appropriation request filed for flu project

Intellectual Property

Protein Expression

o Inducible Expression Systems
     - recombinase
     - GAL4-VP16
     - chemical/environmental in progress

o Clonal plant tissues including roots
     - includes anthrax data

o Various vectors, primarily viral vectors

o Other (transformation systems, sprouted seedlings, etc.)

Intellectual Property

Protein Expression, Pending Claims

o Methods of production generally

o Engineered plants generally

o Novel vectors generally

o Fusions (e.g., viral antigen-LicB)

o Methods of isolation generally (e.g., via thermostable fusion)

Intellectual Property

Protein Expression, Ongoing Filings

o Rapid production
     - Flu (compositions and methods)

o Multifaceted production (activated clonal, optionally fused)
     - hGH
     - Various antibodies

o Antibody production

o Oral hGH application (first provisional filed)

Intellectual Property

Nutraceutical

o Accumulating metals from soil (3 issued)

o Accumulating metals from aqueous solutions (3 issued)

o Hyperaccumulation (1 issued)

o Nutritional supplements (2 issued)

o Methylselenocysteine (1 in progress)

Goals FY2006

Expand the business

Improve processes

Refine InB's vision

Strengthen management team

Progress Toward Goals

o Added new players to executive team in vital positions
    o Gregory A. Gould, CFO
    o Geoffrey Schild, CSO, InB:Biotechnologies, Inc.

o Promoted from within to establish importance of key positions
     o Eric Friedman, CEO, AgroLabs, Inc.

Progress Toward Goals

We aspire to become a world class, fully integrated biopharmaceutical company, capable of the full spectrum of discovery of new compounds, clinical trials, manufacturing, and marketing these products, while continuing to grow and harvest cash flows from our expanding nutraceutical businesses, thereby limiting future capital requirements.

Progress Toward Goals

o Implement comprehensive quality program

o Hire experienced personnel

o Integrate administrative functions

o Sarbanes-Oxley compliance

o Centralize review and controls

o Review current practices and procedures to improve functionality

Progress Toward Goals

o Continue to grow current business by realigning business segments

o Focus on acquiring and/or licensing exciting new compounds

o Explore opportunistic acquisition and joint venture opportunities

o Acquisitions - 4 since 2000

o Joint Ventures - 2 since 2000

Sales

$ in millions

Fiscal Years

Markets

Market size

o Pharmaceuticals 2004 $550 billion1 (WW)

o Cancer therapy 2004 $42 billion1 (WW)

o Nutraceuticals $19.8 billion2 (US)

Market growth

o Pharmaceuticals 7 - 10% worldwide through 20081 (WW)

o Cancer therapy over 25% through 20051 (WW)

o Nutraceuticals average growth 4.2% through 20092 (US)

1MedAdNews, IMS Health
2Nutrition Business Journal - 2003

Markets

Pharmaceuticals - $550 billion in 2004; growing at 7 - 10% worldwide through 2008*

*MedAdNews, IMS Health

Markets

Cancer therapeutics - $42 billion in 2004; average annual growth over 25% during next five years*

* MedAdNews

Markets

Nutraceuticals - $19.8 billion in 2003; growing at average of 4.2% through 2009*

*Nutrition Business Journal

Senior Management

E. Gerald Kay, CEO and Chairman

Gregory A. Gould, CFO and Senior VP

Seymour Flug, Senior Advisor

Robert B. Kay, Chairman, InB:Paxis

Eric Friedman, CEO, AgroLabs, Senior VP, InB

Orn Adalsteinsson, President, InB:Biotechnologies

Geoffrey Schild, CSO, InB:Biotechnologies

Board of Directors

E. Gerald Kay, Chairman of the Board

Seymour Flug, Senior Advisor, InB

Robert Kay, Chairman, InB:Paxis Pharmaceuticals, Inc.

Robert J. Canarick, President, Links Insurance Services, LLC

Carl DeSantis, President, CDS International Holdings, Inc.

Glenn Chang, CFO, First American International Bank

Zarko Kraljevic, CEO, Diners Club of Eastern Europe

Riva Kay Sheppard, Vice President, Sales and Marketing, InB

Christina Kay, Vice President, Logistics, InB

Scientific Advisory Board

Orn Adalsteinsson, Ph.D.

Geoffrey Schild, Ph.D.

Burt Ensley Ph.D.

Reinhard Gluck, Ph.D.

Adalsteinn Gudmundsson, M.D.

William F. Hartmann, Ph.D.

Michel Klein, M.D.

Martin Lipkin, M.D.

Zivko L. Nikolov, Ph.D.

Michael Pariza, Ph.D.

Dean Stull, Ph.D.

Vidadi Yusibov, Ph.D.

Karl Zimmerman, M.D.

Why Integrated BioPharma?

o Expanding capabilities in high potential areas

o Positioning for long-term growth

o Focusing on attractive industries

o Becoming fully integrated

o With a history of revenue growth

Why Integrated BioPharma?

We have a strong platform  for growth:

o People

o Vision

o Processes

o Technology

o Opportunity

Focused on return to profitability

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